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                                                                   Exhibit 23(c)

                               CONSENT OF COUNSEL

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-2 of CommerceFirst Bancorp, Inc., and the prospectus forming a part of said Registration Statement.


/s/ Williams Mullen


Richmond, Virginia
December 17, 2004